Exhibit 99.1

 February 2 Miami Beach, FL This presentation has been prepared by the management of J.B. POINDEXTER & CO., INC. and is based on or derived from information generally available to the public. No representation is made that it is accurate and complete. This presentation was made on the date hereof and J.B. POINDEXTER & CO., INC. does not assume any obligation to advise you of any material developments or to update the presentation to reflect such developments. This presentation has been prepared solely for information purposes and is not a solicitation or an offer to buy or sell any security or instrument. Caution Concerning Forward-Looking Statements. Forward-looking statements in this presentation, including without limitation, statements relating to the Company’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including without limitation the Company’s plans, strategies, objectives, expectations and intentions that are subject to change at any time at the discretion of the Company. JP Morgan Annual High Yield Conference 2009 J. B. POINDEXTER & CO., INC.

Company Overview - For 2008 ( preliminary and unaudited) vs. 2007 ($ millions) J.B. POINDEXTER & CO., INC. 2008 2007 Sales: $706.4 vs. $792.2 EBITDA1: $45.4 vs. $35.3 #1 manufacturer of class 5-7 truck bodies with an estimated 36% market share. Specialty Vehicle Group: Federal Coach Eagle Coach MIC Group EFP Corporation Morgan 2008 2007 Sales: $233.9 vs. $332.9 EBITDA: $6.2 vs. $17.9 Specialty Manufacturing Division 2008 2007 Sales: $238.3 vs. $195.2 EBITDA: $35.4 vs. $20.8 One of two manufacturer of step-vans with an estimated 50% market share. Morgan Olson 2008 2007 Sales: $104.4 vs. $110.3 EBITDA: $6.4 vs. $(1.5) #1 manufacturer of caps and tonneau covers for pickup trucks with an estimated 42% market share. Truck Accessories Group 2008 2007 Sales: $131.9 vs. $155.6 EBITDA: $6.8 vs. $7.4 Consolidated EBITDA includes parent company expenses of $9.4 million for the year ended December 31, 2008 and 2007 and is net of interest income. 1

2008 Highlights ($ in millions) EBITDA for the year ended December 31, 2008 increased $10.1MM over 2007: Increase in operating income of MIC Group on exceptionally strong demand from the oilfield services industry. Incremental EBITDA from operations acquired in 2007 was $15.2 MM in 2008. $17.6MM Morgan Olson earned all the profits in its industry this year. The change in the management team, including the president, chief financial officer and VP of operations engineered a dramatic turn around as the pace of lean process improvements started 3 years ago were accelerated and the ERP investment produced tangible benefits. $7.9MM Modest decline at Truck Accessories despite a 26.3% decline in pick up truck sales . $(0.7)MM Volume decline at Morgan on a continued industry wide reduction in Class 3-7 truck body demand. Morgan remains profitable, possibly the only operation in the industry in part due to benefits of lean. $(11.7)MM Continued weakness in the Specialty Vehicle and EFP businesses. Total Improvement $(3.0)MM $10.1 MM 2 Change in EBITDA 2008 vs 2007 J. B. POINDEXTER & CO., INC.

 Liquidity (Preliminary & Unaudited) Operations generated cash of approximately $40MM in 2008 compared to $32MM in 2007. Current cash $36MM +/-. Net availability is approximately $48MM under our $50MM line of credit. Current revolving credit agreement expires on March 15, 2010. Working capital ratios in normal range with DSO of 29, ITO of 9, and DPO of 24 as of December 31, 2008. Capital expenditures were approximately $10 MM in 2008 compared to $16MM in 2007. 3 J. B. POINDEXTER & CO., INC.

Morgan 2008 Highlights Sales declined $99MM or 30% for 2008 compared to 2007. Backlog is currently $48 MM compared to $62MM a year ago. Reduced headcount by 573 or 39% to 880 team members over the prior 18 months. ACT forecast for 2009 projects a 12% decline in North American Classes 5-7 chassis retail sales. 4

Morgan 2008 Highlights (2008 – Preliminary & Unaudited) 5 Revenue and EBITDA ($ millions) - Based on December 2008 ACT Forecast $22 $23 $24 $18 $6 $316 $358 $379 $334 $234 238 245 262 218 167* $0 $50 $100 $150 $200 $250 $300 $350 $400 $0 $4 $8 $12 $16 $20 $24 $28 $32 $36 2004 2005 2006 2007 2008 EBITDA Revenue Class 5-7 truck sales (000's)

Morgan Olson 2008 Highlights Increased market share from an estimated 30% in 2005 to 50% in 2008. EBITDA increased $8 million to $6MM despite a $6MM decline in sales. Gross margin improved 8 percentage points as lean efforts improved labor efficiency and reduced overhead costs. Headcount was reduced by 142 or 22% to 492 team members during 2008. Backlog has declined $26MM to $18MM on weak demand for both retail and fleet step vans as the outlook for 2009 remains uncertain beyond completion of a UPS fleet order in the second quarter. 6

Morgan Olson 2008 Highlights (2008 - Preliminary & Unaudited) 7 Revenue and EBITDA ($ millions) - Based on December 2008 ACT Forecast $3 - $1 $4 - $1 $6 $71 $61 $100 $111 $104 238 245 262 218 167* - 22 28 78 128 178 228 278 328 378 - $2 $2 $6 $10 $14 $18 $22 $26 $30 $34 2004 2005 2006 2007 2008 EBITDA Revenue Class 5-7 truck sales (000's)

Truck Accessories Group 2008 Highlights Sales declined 15% in 2008 compared to 2007 as pick up truck sales in the US and Canada declined 26%. Increased market share to 42% from 36%. EBITDA declined less than $1MM as the benefits from the consolidation of production facilities were realized. Further consolidation of facilities will reduce excess capacity in early 2009 and sourcing components overseas will provide cost reduction opportunities. Headcount was reduced by 287 or 24% to 906 team members during 2008. 8

Truck Accessories Group 2008 Highlights (2008 -Preliminary & Unaudited) 9 Revenue and EBITDA ($ millions) $7 $12 $7 $8 $14 $157 $135 $154 $159 $132 3,404 3,431 3,115 2,661 1,962 $0 $100 $200 $300 2004 2005 2006 2007 2008 0 1,000 2,000 3,000 4,000 EBITDA Revenue Pickup truck sales (000s)

Specialty Manufacturing Division 10 Machining Services Specialty Vehicle Group Plastics Based Packaging Products

Specialty Manufacturing Division 2008 Highlights (Preliminary & Unaudited) 11 Machining Services Three acquisitions during 2007 added sales of $52MM and EBITDA of $15MM in 2008. $2MM or 17% increase in EBITDA during 2008, excluding acquisitions in 2007. Machining services backlog has decreased $28MM to $73MM as lower energy prices are causing lower demand for machining services. Specialty Vehicle Group (Funeral Coaches, Buses and Limousines) Headcount was reduced by 104 or 29% to 256 team members during 2008. Emphasis on lean manufacturing processes to improve operations. Focus in 2009 on increasing market share in the bus market where market share is currently less than 2%. Plastics based packaging products 2009 strategy to eliminate unprofitable product lines and reduce fixed costs.

Specialty Manufacturing Division 2008 Highlights (2008 – Preliminary & Unaudited) 12 Revenue and EBITDA ($ millions) $5 $14 $35 $6 $21 $238 $156 $96 $64 $195 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2004 2005 2006 2007 2008 $0 $50 $100 $150 $200 $250 $300 EBITDA Revenue

Consolidated Financial Overview 13

Revenue and EBITDA – 2004 to 2008 (2008 - Preliminary & Unaudited) Consolidated Revenue ($ millions) Consolidated EBITDA ($ millions) 14 $584.9 $668.1 $795.5 $40.7 $34.9 $40.8 (1) EBITDA = EBIT + Depreciation & Amortization. $792.2 $35.2 $706.4 $45.4 -9.4 315.5 358.2 379.4 332.9 233.9 71.0 60.8 100.4 110.3 104.4 135.4 153.7 159.3 155.6 131.9 64.3 95.7 155.9 195.2 238.3 $0 $100 $200 $300 $400 $500 $600 $700 $800 2004 2005 2006 2007 2008 Morgan Morgan Olson TAG SMD 22.4 23.4 23.8 17.9 6.2 2.9 - 1.0 3.7 - 1.5 6.4 13.7 12.0 7.7 7.4 6.8 5.4 5.6 14.3 20.9 35.4 - 3.7 - 5.1 - 8.8 - 9.5 - $15 - $5 $5 $15 $25 $35 $45 $55 $65 2004 2005 2006 2007 2008 Morgan Morgan Olson TAG SMD Corp J. B. POINDEXTER & CO., INC.

Consolidated Performance Overview 2008 2007 Change % Change Sales $ 706.4 $ 792.2 $ (86.5) (10.9)% EBITDA $ 45.4 $ 35.3 $ 10.1 28.6% Revenue ($ millions) EBITDA ($ millions) 15 Revenue and EBITDA by quarter for the Year Ended 12/31/2008 (unaudited) vs. 12/31/2007 ($ millions) $213 $229 $179 $170 $184 $208 $167 $147 $0 $75 $150 $225 $300 Q1 Q2 Q3 Q4 2007 2008 J. B. POINDEXTER & CO., INC. $11.9 $7.1 $3.7 $11.2 $17.0 $3.4 $18.0 $8.4 $0 $5 $10 $15 $20 Q1 Q2 Q3 Q4 2007 2008

Conclusion and Questions www.jbpoindexter.com J. B. POINDEXTER & CO., INC.